POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 30, 2010 TO THE PROSPECTUS
DATED AUGUST 31, 2010 OF:

PowerShares Aerospace & Defense Portfolio
PowerShares CleantechTM Portfolio
PowerShares DWA Technical LeadersTM Portfolio
PowerShares Global Listed Private Equity Portfolio
PowerShares Golden Dragon Halter USX China Portfolio
PowerShares Lux Nanotech Portfolio
PowerShares Morningstar StockInvestor Core Portfolio
PowerShares S&P 500 BuyWrite Portfolio
PowerShares S&P 500® High Quality Portfolio
PowerShares Water Resources Portfolio
PowerShares WilderHill Clean Energy Portfolio
PowerShares WilderHill Progressive Energy Portfolio

The section titled "Additional Information About the Funds' Strategies and Risks—Principal Investment Strategies—CBOE S&P 500 BuyWrite Index" is hereby deleted and replaced with the following:

CBOE S&P 500 BuyWrite Index

The Underlying Index for the PowerShares S&P 500 BuyWrite Portfolio measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a portfolio indexed to the S&P 500® Index and selling a succession of Written Options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Underlying Index provides a benchmark measure of the total return performance of this hypothetical strategy. Dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from Written Options are reinvested.

The Underlying Index assumes that the Written Options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded and the exercise price of each option will generally be equal to or above the prevailing price level of the Reference Index at 11 a.m. Eastern time. The Underlying Index assumes that the Written Options are held until their expiration, and to the extent the prevailing price of the S&P 500® Index exceeds the exercise price at that time, such options are settled in cash. New one month call options are then written. The day on which the settlement of expiring call options written by the Fund is determined and the new one month call options are written (sold) is called the "roll date." The Underlying Index is calculated in real-time by CBOE every 15 seconds during each trading day, excluding the roll date. On the roll date, CBOE will not calculate the Underlying Index until such time during such day as CBOE (a) completes procedures to determine the price of the new call option and a corresponding value of the S&P 500® Index and (b) CBOE incorporates the price of the new call and the corresponding value of the S&P 500® Index into its Underlying Index calculation system. Generally, CBOE anticipates that the Underlying Index will be calculated in real-time every 15 seconds on the roll date beginning at 2 p.m., Eastern time.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-4 12/30/10